The following text supplements the section entitled "Purchase and Redemption or Repurchase of Shares" in the currently effective Statement of Additional Information for Scudder Target 2011 Fund

From October 1, 2001 through December 31, 2001 ("Special Offering Period"), Scudder Distributors, Inc. intends to reallow to all dealers the full applicable sales charge with respect to shares purchased for accounts during the Special Offering Period (not including shares acquired at net asset value).





October 1, 2001